EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

1	Sonoco-Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
2	Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
3	Sonoco Flexible Packaging Co., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
4	Gunther of America, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
5	Sonoco Development, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
6	Sonoco Recycling, LLC., a 100%-owned domestic subsidiary, incorporated in North Carolina
7	Sonoco Absorbent Technologies, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
8	Trident Graphics NA LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
9	Gunther U.S.A., Inc., a 100%-owned domestic subsidiary, incorporated in Tennessee
10	Sonoco Paperboard Group LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
11	Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
12	Convex Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
13	Sonoco Crellin B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
14	Sonoco Partitions, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
15	Industrial Machine Co., Inc., a 100%-owned domestic subsidiary, incorporated in Missouri
16	Sonoco Structural Fiber, LLC, a 95%-owned domestic subsidiary, incorporated in South Carolina
17	Polysack AS, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
18	Sonoco Display and Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
19	Sonoco D & P, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
20	Sonoco D and P York, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
21	Sonoco Hutchinson, LLC, a 100%-owned domestic subsidiary, incorporated in Kansas
22	U.S. Paper Mills Corp., a 100%-owned domestic subsidiary, incorporated in Wisconsin
23	Sonoco Phoenix, Inc., a 100%-owned domestic subsidiary, incorporated in Ohio
24	SPC Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
25	SPC Capital Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
26	SPC Resources, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
27	Sonoco International, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
28	Sonoco of Puerto Rico, a 100%-owned domestic subsidiary, incorporated in South Carolina
29	Sonoco Luxembourg S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
30	Sonoco Netherlands Holding II BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
31	Sonoco Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
32	Wisenberg U.S., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
33	Sonoco Flexible Packaging Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
34	1190138 Ontario Inc, a 100%-owned foreign subsidiary, incorporated in Canada
35	S W Inc., a 100%-owned foreign subsidiary, incorporated in Canada
36	Sonoco Ventures UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
37	Sonoco Absorbent Technologies Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
38	Sonoco Holdings UK Limited, a 100%-owned domestic subsidiary, dually incorporated in Delaware and in the United Kingdom
39	Sonoco Milnrow, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
40	Sonoco Products Company UK, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
41	Sonoco Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
42	Sonoco Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
43	TPT Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
44	Sonoco Polysack Limited, a 100%-owned domestic subsidiary, dually incorporated in South Carolina and in the United Kingdom
45	Sonoco Packaging Tapes Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
46	Sonoco Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
47	Sonoco UK Leasing Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
48	Sonoco Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
49	Capseals Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

50	Sonoco Europe Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
51	Unit Reels & Drums Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
52	Grove Mill Paper Company Limited, a 99.9%-owned foreign subsidiary, incorporated in the United Kingdom
53	TPT Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
54	Heathfield Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
55	Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
56	Cap Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
57	Sonoco Packaging Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
58	Nathaniel Lloyd & Company Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
59	Corepak Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
60	Friarsgate Studio Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
61	Sonoco Consumer Products Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
62	Sonoco Iberia, S.L., a 100%-owned foreign subsidiary, incorporated in Spain
63	Sonoco Bonmati, S.A., a 100%-owned foreign subsidiary, incorporated in Spain
64	Sonoco Pina, S.A., a 100%-owned foreign subsidiary, incorporated in Spain
65	Sonoco Alcore Nederland B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
66	Sonoco Alcore - Demolli S.r.l., a 100%-owned foreign subsidiary, incorporated in Italy
67	Sonoco Netherlands Holding I B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
68	Sonoco-Alcore AS, a 100%-owned foreign subsidiary, incorporated in Norway
69	Sonoco Ambalaj Sanayi Ve Ticaret Anonim Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey
70	Sonoco-Alcore Spolka Z Ograniczona Odpowiedzialnoscia, a 100%-owned foreign subsidiary, incorporated in Poland
71	Sonoco International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
72	Sonoco Alcore NV, a 100%-owned foreign subsidiary, incorporated in Belgium
73	Sonoco International BVI, a 100%-owned foreign subsidiary, incorporated in the British Virgin Islands
74	Sonoco Paper Mill & IPD Hellas Sa, a 100%-owned foreign subsidiary, incorporated in Greece
75	Sonoco SAS, a 100%-owned foreign subsidiary, incorporated in France
76	Tubetex NV, a 100%-owned foreign subsidiary, incorporated in Belgium
77	Sonoco Paper France S.A.S, a 100%-owned foreign subsidiary, incorporated in France
78	Sonoco Consumer Products SAS, a 100%-owned foreign subsidiary, incorporated in France
79	Sonoco Plastics Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
80	Sonoco Deutschland Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
81	Sonoco Caprex Karton- und Papierverarbeitungs AG, a 100%-owned foreign subsidiary, incorporated in Switzerland
82	Sonoco Deutschland GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
83	Sonoco Alcore GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
84	Beteiligungen Sonoco Deutschland Vermogensverwaltungsgesellschaft mbh, a 100%-owned foreign subsidiary, incorporated in Germany
85	Sonoco Australia Pty Ltd, a 100%-owned foreign subsidiary, incorporated in Australia
86	Sonoco New Zealand Limited, a 100%-owned foreign subsidiary, incorporated in New Zealand
87	Sonoco Asia, L.L.C., a 79.2%-owned domestic subsidiary, incorporated in Delaware
88	Sonoco Asia Management Company, L.L.C., a 70%-owned domestic subsidiary, incorporated in Delaware
89	Sonoco Thailand Ltd, a 79.2%-owned foreign subsidiary, incorporated in Thailand
90	AGD (Thailand) Limited, a 79.2%-owned foreign subsidiary, incorporated in Thailand
91	Sonoco Taiwan Ltd, a 79.2%-owned foreign subsidiary, incorporated in Taiwan
92	Sonoco Singapore Pte. Ltd., a 79.2%-owned foreign subsidiary, incorporated in Singapore
93	Sonoco Holdings Sdn Bhd, a 79.2%-owned foreign subsidiary, incorporated in Malaysia
94	Sonoco Malaysia Sdn Bhd, a 79.2%-owned foreign subsidiary, incorporated in Malaysia
95	Sonoco Products Malaysia Sdn Bhd, a 79.2%-owned foreign subsidiary, incorporated in Malaysia
96	Sonoco Hongwen Paper Co Ltd, a 63.6%-owned foreign subsidiary, incorporated in China

EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

97	PT Sonoco Indonesia, a 79.2%-owned foreign subsidiary, incorporated in Indonesia
98	Sonoco Kaiping Packaging Company Ltd, a 79.2%-owned foreign subsidiary, incorporated in China
99	Sonoco do Brazil Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil
100	Sonoco Participacoes Ltda., a 100%-owned foreign subsidiary, incorporated in Brazil
101	Sonoco Embalagens S.A., a 100%-owned foreign subsidiary, incorporated in Brazil
102	Sonoco de Colombia Ltda, a 100%-owned foreign subsidiary, incorporated in Colombia
103	Colombiana P.M., LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
104	Inversiones Sonoco Limitada, a 100%-owned foreign subsidiary, incorporated in Chile
105	Sonoco Venezolana, a 90%-owned foreign subsidiary, incorporated in Venezuela
106	Sonoco Netherlands Holding III BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
107	Sonoco de Mexico SA de CV, a 100%-owned foreign subsidiary, incorporated in Mexico
108	Manufacturas Sonoco SA de CV, a 100%-owned foreign subsidiary, incorporated in Mexico
109	Servicios Mexicanos Ejecutivos Sa de CV, a 100%-owned foreign subsidiary, incorporated in Mexico
110	Sonoco SA de CV, a 100%-owned foreign subsidiary, incorporated in Mexico
111	Sonoco (Weifang) Packaging Company, Ltd., a 79.2%-owned foreign subsidiary, incorporated in China
112	Sonoco Yatai Pinghu Packaging Co Ltd, a 79.2%-owned foreign subsidiary, incorporated in China
113	Sonoco-Alcore Oy, a 100%-owned foreign subsidiary, incorporated in Finland
114	Sonoco Alcore AB, a 100%-owned foreign subsidiary, incorporated in Sweden
115	Sonoco IPD France SAS (fka Sonoco Alcore SAS), a 100%-owned foreign subsidiary, incorporated in France
116	ZAO Sonoco Alcore, a 100%-owned foreign subsidiary, incorporated in Russia
117	Sonoco-Alcore Ou, a 100%-owned foreign subsidiary, incorporated in Estonia
118	Sonoco Operadora S de R L de C V, a 100%-owned foreign subsidiary, incorporated in Mexico
119	Sonoco Venture International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
120	Sonoco-Alcore S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
121	Sonoco Cores and Paper Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
122	Sonoco Poland Holdings BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
123	Sonoco JV GmbH & Co. KG, a 100%-owned foreign subsidiary, incorporated in Germany
124	Sonoco Poland - Packaging Services Spolka Z Ograniczona Odpowiedzialnoscia, a 100%-owned foreign subsidiary, incorporated in Poland
125	Trident Graphics Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
126	Sonoco (Xiamen) Packaging Company Ltd, a 79.2%-owned foreign subsidiary, incorporated in China
127	Sonoco Services, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
128	Sonoco India Private Limited, a 79.2%-owned foreign subsidiary, incorporated in India
129	Sonoco (Shanghai) Co., Ltd, a 79.2%-owned foreign subsidiary, incorporated in China
130	CP Acquisition, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
131	Clear Pack Company, a 100%-owned domestic subsidiary, incorporated in Illinois
132	Sonoco Plastics Canada ULC, a 100%-owned foreign subsidiary, incorporated in Canada
133	Sonoco Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
134	Sonoco (Taicang) Packaging Co., Ltd, a 79.2%-owned foreign subsidiary, incorporated in China
135	Fair Lawn Packaging Services, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
136	Sonoco Liquidation, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
137	Sonoco Contract Services S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico.
138	Sonoco Asia Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
139	APEI IOM Holdings Corporation, a 100%-owned domestic subsidiary, incorporated in Delaware
140	APEI (IOM), a 100%-owned foreign subsidiary, incorporated in Isle of Man
141	Sonoco Plastics Ireland, a 100%-owned foreign subsidiary, incorporated in Ireland
142	Sonoco Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
143	Sonoco Luxembourg Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
144	APEI UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
145	Tegrant Holdings (New) Corp., 100% owned domestic subsidiary, incorporated in Delaware
146	Tegrant Holdings Corp., 100% owned domestic subsidiary, incorporated in Delaware

EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

147	Tegrant Corporation, 100% owned domestic subsidiary, incorporated in Delware
148	Tegrant Alloyd Brands, Inc., 100% owned domestic subsidiary, incorporated in Delaware
149	Tegrant Alloyd Brands of Puerto Rico, Inc., 100% owned foreign subsidiary, incorporated in Puerto Rico
150	Tegrant Property Holdings, LLC, 100% owned domestic subsidiary, incorporated in Delaware
151	Tegrant Diversified Brands, Inc., 100% owned domestic subsidiary, incorporated in Pennsylvania
152	Createc Corporation, 100% owned domestic subsidiary, incorpoated in Indiana
153	Createc International, LLC, 100% owned domestic subsidiary, incorporated in Indiana
154	Createc de Mexico, S de R.L., 100% owned foreign subsidiary, incorpoated in Mexico
155	ThermoSafe Brands Asia PTE, 100% owned foreign subsidiary, incorporated in Singapore
156	ThermoSafe Malaysia SDN.BHD, 100% owned foreign subsidiary, incorporated in Malaysia
157	ThermoSafe Brands UK Ltd., 100% owned foreign subsidiary, incorporated in UK
158	Tegrant International, Inc., 100% owned domestic subsidiary, incorporated in Delaware
159	Tegrant de Mexico, S.A. de C.V., 100% owned foreign subsidiary, incorporated in Mexico
160	2103393 Ontario, Inc., 100% owned foreign subsidiary, incorporated in Canada
161	ThermoSafe Brands Europe Ltd., 100% owned foreign subsidiary, incorporated in Dublin
162	ThermoSafe Brands Germany, 100% owned foreign subsidiary, incorporated in Germany
163	SR Holdings of the Carolinas, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina